Virtus DFA 2025 Target Date Retirement Income Fund

and Virtus DFA 2055 Target Date Retirement Income Fund,

each a series of Virtus Retirement Trust

Supplement dated December 21, 2018 to the Summary Prospectuses,

Statutory Prospectus and Statement of Additional Information,

each dated April 30, 2018, as supplemented

Important Notice to Investors

Effective December 21, 2018, each of the Virtus DFA 2025 Target Date Retirement Income Fund and Virtus DFA 2055 Target Date Retirement Income Fund (each a “Fund”) was liquidated. Each Fund has ceased to exist and is no longer available for sale. Accordingly, each Fund’s Prospectuses and SAI are no longer valid.

Investors should retain this supplement with the Prospectuses and

SAI for future reference.